                                                                 EXHIBIT 10.20.1



                                AMENDMENT NO. 1

                                       to

                                CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 (the "Amendment"), dated as of November 6, 1997 among EFTC Corporation (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank") and Bank One, Colorado, N.A., as Agent (the "Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement dated as of September 30, 1997 (the "Credit Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement); and

     WHEREAS, the Borrower has requested, and the Banks and the Agent have agreed to, the amendments to the Credit Agreement more fully set forth herein; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments. Upon and after the Amendment Effective Date (as defined in Section 3 below):

     (a) Section 1.1 of the Credit Agreement shall be amended by restating the defined term "EBITDA" as follows:

               "EBITDA" means, with respect to the Borrower on a consolidated basis, in a twelve-month period, an amount equal to earnings (determined in accordance with GAAP) before deduction of interest expenses, taxes, depreciation expenses, and amortization, provided, however that for purposes of calculating the financial convenants in
           Section 5.2 during the twelve (12) month period following the Effective Date, EBITDA shall be calculated by also taking into account during the relevant period, without duplication, (v) the results of operations of Circuit Test and Current Electronics determined in accordance with the financial


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           statements of Circuit Test and Current Electronics as provided to the
           Agent, (w) the amount imputed to the Allied Signal Acquisition described on the Compliance Certificate to be furnished under Section 5.1(b)(iv), (x) acquisition charges arising out of the acquisition of Current Electronics and the CTI Acquisitions in the amount of $286,000 for the Fiscal Quarter ended March 31, 1997 and $5,108,373 for the Fiscal Quarter ended September 30, 1997, (y) non-cash charges arising out of the acquisition of Current Electronics and the CTI Acquisitions in the amount of $611,000 for the Fiscal Quarter ended March 31, 1997 and $2,137,225 for the Fiscal Quarter ended September 30, 1997, and (z) the results of operations of any other acquired Person as determined in accordance with the financial statements of any such Person for such period as provided to the Agent. Operations of such acquired Person shall be treated as if it had been a Subsidiary of the Borrower for the preceding four fiscal quarters.

     (b) Exhibit B-5, Form of Compliance Certificate is amended by restating Appendix II, Section A in accordance with the attached Schedule A.

      2.   Representations and Warranties.    In order to induce the Banks to
agree to amend the Credit Agreement, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

     (a) As of the date first referenced above, no Default will exist immediately after giving effect to the amendments contained herein; and

     (b) Each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement shall survive to the extent provided therein and not be waived by execution and delivery of this Amendment.

     3.    Effectiveness.     The amendments to the Credit Agreement contained
in Section 1 of this Amendment shall become effective as of the date first referenced above after the Agent shall have received this Amendment, executed and delivered by the Borrower, the Agent and the Required Banks (the "Amendment Effective Date").

     4.    Payment of Expenses.    The Borrower hereby agrees to pay all
reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Davis, Graham & Stubbs LLP, counsel for the Agent.

     5.    Counterparts.   This Amendment may be executed in counterparts and
by different
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parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     6. Ratification. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     7. Governing Law. The rights and duties of the Borrower, the Banks and the Agent under this Amendment shall be governed by the law of the State of Colorado.

     8.   Reference to Credit Agreement.     From and after the Amendment
Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


EFTC CORPORATION



By:
   --------------------------------
   Name:  Stuart W. Fuhlendorf
   Title: Vice President

BANK ONE, COLORADO, N.A., as Agent and Bank


By:
   --------------------------------
   Name:  Cecilia Lanterman
   Title: Assistant Vice President


NATIONAL BANK OF CANADA


By:
   --------------------------------
   Name:  Raymond L. Yager
   Title: Vice President


By:
   --------------------------------
   Name:  Andrew M. Conneen, Jr.
   Title: Vice President


KEYBANK NATIONAL ASSOCIATION


By:
   --------------------------------
   Name:  Mark K. Sunderland
   Title: Vice President



MITSUI CAPITAL LEASING CORPORATION


By:
   --------------------------------
   Name:  R. Wayne Hutton
   Title: Senior Vice President


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                                   SCHEDULE A

                                  APPENDIX II
                         to the Compliance Certificate


A. FINANCIAL CONVENANTS AND RATIO CALCULATIONS PURSUANT TO SECTION 5.2(a) OF THE CREDIT AGREEMENT:

All calculations are made in accordance with the provisions of the Credit Agreement and based on the Financial Statements of Borrower on a consolidated basis for the period ending ___________. Capitalized terms have the meanings ascribed to them in the Credit Agreement.

Attached hereto as Exhibit I is a calculation of EBITDA as defined in the Credit Agreement for purposes of calculating the following financial covenants. Earnings imputed to the Allied Signal Acquisition shall be


                    9-30-97             $4,239,514
                    12-31-97            $3,239,514
                    3-31-98             $2,239,514
                    6-30-98             $1,239,514


1. MAINTAIN SENIOR DEBT TO EBITDA RATIO IN ACCORDANCE WITH SECTION 5.2(a)(i) OF THE CREDIT AGREEMENT.


     (a) Senior Debt (excluding subordinated Debt)    $
     (b) EBITDA                                       $
     (c) Senior Debt to EBITDA (a)/(b)
     (d) In compliance, ___ Yes. ___ No. If no, comment on any mitigating factors and date for returning to compliance.

2. MAINTAIN TOTAL DEBT TO EBITDA RATIO IN ACCORDANCE WITH SECTION 5.2(a)(ii) OF THE CREDIT AGREEMENT.


     (a) Total Debt                     $____________
     (b) EBITDA                         $____________
     (c) Total Debt to EBITDA           $____________
     (d) In compliance, ___ Yes. ____ No. If, no, comment on any mitigating factors and date for returning to compliance.


     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

3. MAINTAIN A MINIMUM TRAILING FOUR QUARTER EBITDA TO FIXED CHARGE COVERAGE RATIO IN


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ACCORDANCE WITH SECTION 5.2(a)(iii) OF THE CREDIT AGREEMENT.

                   (a) EBITDA                                                  $
                   (b) CMLTD                                                   $
                   (c) Interest Expense in past 12 months                      $
     (d) Fixed Charge in past 12 months (b)+(c)              $
                                                             -------------------
                   (e) Fixed Charge Coverage Ratio (a)/(d)                     $
     (f) In compliance, __ Yes, __ No, If no, comment on any mitigating factors and date for returning to compliance.


4. MAINTAIN EBITDA TO INTEREST EXPENSE IN ACCORDANCE WITH SECTION 5.2(2)(iv) OF THE CREDIT AGREEMENT.

                   (a) EBITDA                                                  $
                   (b) Interest Expense in past 12 months                      $
                                    (c) EBITDA to Interest Expense Ratio (a)/(b)
     (d) In compliance, __ Yes, __ No, If no, comment on any mitigating factors and date for returning to compliance.

     --------------------------------------------------------------------

     --------------------------------------------------------------------

5. MAINTAIN MINIMUM NET WORTH EQUAL TO $26,613,000, PLUS 75% OF CUMULATIVE FYE NET INCOME FOR FYE 1997 AND THEREAFTER IN ACCORDANCE WITH SECTION 5.2(a)(v) OF THE CREDIT AGREEMENT.

     (a) Net Worth of $26,613,000 at 12-31-97
                   (b) Cumulative Net Income for FYE 1997 and thereafter       $
                   (c) 75% of cumulative Net Income, (b) x 75%=                $
                   (d) Minimum Required Net Worth, (a) + (c)=                  $
                   (e) Actual Net Worth
     (f) In compliance, __ Yes, __ No, If no, comment on any mitigating factors and date for returning to compliance.





6. IN ACCORDANCE WITH SECTION 5.2(a)(vi) OF THE CREDIT AGREEMENT, ANNUAL CAPITAL EXPENDITURES SHALL BE LESS THAN


     FYE 1998    $8,500,000

     FYE 1999    $7,250,000
     FYE 2000    $6,500,000
     FYE 2001    $7,750,000

                   (a) Fiscal year end Capital Expenditures for FYE ____       $
     (b) In compliance, __ Yes, __ No, If no, comment on any mitigating factors and date for returning to compliance.

7. THERE ARE NO CHANGES IN THE EMPLOYMENT STATUS WITH THE BORROWER OR ITS SUBSIDIARIES OF JACK CALDERON, ALLEN S. BRASWELL, JR. OR STUART FULENDORF OTHER THAN THE FOLLOWING:



B:   ATTACHMENTS: (Check below those items which are attached.)

           Form 10Q or Form 10K (as applicable)
     ---
           Annual Audited Statement (annually-within 90 days of FYE)
     ---
           Rolling 3 year operating plan (annually within 90 days FYE)
     ---
                                                                 Other, describe
                                                           ---

C:   CERTIFICATION:

The Borrower certifies to Bank One, Colorado, N.A., as Agent that:

     i.    there is no Default or Event of Default; and,
     ii. all financial reports supporting and accompanying this Compliance Certificate (including, but not limited to schedules) are true and accurate as of of the Computation Date.


                                 Signed:                          Date:
           Authorized Signatory
           Title